                                                                       EXHIBIT 2

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of the executive officers and directors of (i) El Paso Energy Partners Company, (ii) Deeptech International Inc., (iii) El Paso Field Services Holding Company, (iv) El Paso Tennessee Pipeline Co. and (v) El Paso Corporation.


(i) EL PASO ENERGY PARTNERS COMPANY.
    --------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------


Robert G. Phillips              Director, Chairman     Director, Chairman of the Board   El Paso Energy Partners
4 Greenway Plaza                 of the Board and      and Chief Executive Officer of            Company
Houston, Texas 77046             Executive Officer     El Paso Energy Partners Company       4 Greenway Plaza
                                                                                           Houston, Texas 77046

James H. Lytal                 Director and President   President of El Paso Energy      El Paso Energy Partners
4 Greenway Plaza                                             Partners Company                    Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief        El Paso Energy Partners
4 Greenway Plaza                  Chief Financial      Financial Officer of El Paso              Company
Houston, Texas 77046                  Officer             Energy Partners Company            4 Greenway Plaza
                                                                                           Houston, Texas 77046

D. Mark Leland                 Senior Vice President     Senior Vice President and       El Paso Energy Partners
4 Greenway Plaza                and Chief Operating      Chief Operating Officer of              Company
Houston, Texas 77046                  Officer                  El Paso Energy                4 Greenway Plaza
                                                              Partners Company              Houston, Texas 77046

Kathy A. Welch                     Vice President            Vice President and          El Paso Energy Partners
4 Greenway Plaza                   and Controller              Controller of                     Company
Houston, Texas 77046                                       El Paso Energy Partners           4 Greenway Plaza
                                                                  Company                  Houston, Texas 77046

Michael B. Bracy                      Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002

H. Douglas Church                     Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002

Kenneth L. Smalley                    Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002



(ii) DEEPTECH INTERNATIONAL INC.
     ---------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------

Robert G. Phillips              Director, Chairman        Director, Chairman of the       El Paso Energy Partners
4 Greenway Plaza                 of the Board and         Board and Chief Executive              Company
Houston, Texas 77046         Chief Executive Officer      Officer of El Paso Energy          4 Greenway Plaza
                                                               Partners Company            Houston, Texas 77046

James H. Lytal                 Director and President   President of El Paso Energy      El Paso Energy Partners
4 Greenway Plaza                                             Partners Company                    Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief        El Paso Energy Partners
4 Greenway Plaza                  Chief Financial      Financial Officer of El Paso              Company
Houston, Texas 77046                  Officer             Energy Partners Company            4 Greenway Plaza
                                                                                           Houston, Texas 77046

D. Mark Leland                 Senior Vice President     Senior Vice President and        El Paso Energy Partners
4 Greenway Plaza                   and Controller       Chief Operating Officer of               Company
Houston, Texas 77046                                      El Paso Energy Partners            4 Greenway Plaza
                                                                  Company                  Houston, Texas 77046

(iii) EL PASO FIELD SERVICES HOLDING COMPANY
      --------------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
H. Brent Austin                     Director and              President and                El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Operating Officer of        1001 Louisiana Street
Houston, Texas 77002                 President              El Paso Corporation            Houston, Texas 77002


(iv) EL PASO TENNESSEE PIPELINE CO.
     ------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Ronald L. Kuehn, Jr.           Director, Chairman of     Director, Chairman of the         El Paso Corporation
1001 Louisiana Street              the Board and             Board and Chief              1001 Louisiana Street
Houston, Texas 77002              Chief Executive      Executive Officer of El Paso        Houston, Texas 77002
                                      Officer                  Corporation

H. Brent Austin                 Director, President           President and                El Paso Corporation
1001 Louisiana Street           and Chief Operating     Chief Operating Officer of        1001 Louisiana Street
Houston, Texas 77002                  Officer               El Paso Corporation            Houston, Texas 77002

David E. Zerhusen              Director and Executive    Executive Vice President of        El Paso Corporation
1001 Louisiana Street              Vice President           El Paso Corporation            1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Peggy A. Heeg                       Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       General Counsel of El Paso        1001 Louisiana Street
Houston, Texas 77002               President, Law               Corporation                Houston, Texas 77002

D. Dwight Scott                    Executive Vice        Executive Vice President and      El Paso Corporation
1001 Louisiana Street            President and Chief      Chief Financial Officer of      1001 Louisiana Street
Houston, Texas 77002              Financial Officer           El Paso Corporation          Houston, Texas 77002

Jeffrey I. Beason              Director, Senior Vice     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              President and           Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                 Controller                 Corporation                Houston, Texas 77002

John J. Hopper                    Vice President         Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Treasurer           Treasurer of El Paso           1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

Joe B. Wyatt                          Director                  Director of                 El Paso Corporation
1001 Louisiana Street                                       El Paso Corporation           1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

(v) EL PASO CORPORATION:
    --------------------


                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Ronald L. Kuehn, Jr.              Chairman of the        Director, Chairman of the         El Paso Corporation
1001 Louisiana Street               Board, Chief             Board, and Chief             1001 Louisiana Street
Houston, Texas 77002             Executive Officer,    Executive Officer of El Paso        Houston, Texas 77002
                                    and Director               Corporation

H. Brent Austin                 President and Chief            President and               El Paso Corporation
1001 Louisiana Street            Operating Officer      Chief Operating Officer of        1001 Louisiana Street
Houston, Texas 77002                                        El Paso Corporation            Houston, Texas 77002

D. Dwight Scott                   Executive Vice         Executive Vice President          El Paso Corporation
1001 Louisiana Street          President and Chief      and Chief Financial Officer       1001 Louisiana Street
Houston, Texas 77002            Financial Officer         of El Paso Corporation            Houston, Texas 77002

David E. Zerhusen                  Executive Vice        Executive Vice President          El Paso Corporation
1001 Louisiana Street                President            of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Robert W. Baker                      Executive           Executive Vice President          El Paso Corporation
1001 Louisiana Street              Vice President         of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Peggy A. Heeg                      Executive Vice      Executive Vice President and        El Paso Corporation
1001 Louisiana Street               President and       General Counsel of El Paso        1001 Louisiana Street
Houston, Texas 77002               General Counsel              Corporation                Houston, Texas 77002

Jeffrey I. Beason              Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Controller          Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

Greg G. Jenkins                    Executive Vice       Executive Vice President of        El Paso Corporation
1001 Louisiana Street                President              El Paso Corporation           1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Rodney Erskine                   President, El Paso        President of El Paso         El Paso Production Company
1001 Louisiana Street            Production Company         Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Byron Allumbaugh                      Director           Retired Chairman, Ralphs        610 Newport Center Drive
610 Newport Center Drive,                                     Grocery Company                   Suite 210
Suite 210                                                                                Newport Beach, CA 92660
Newport Beach, CA 92660

John M. Bissell                       Director           Chairman of the Board of              Bissell Inc.
2345 Walker Ave., N.W.                                         Bissell Inc.               2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                    Grand Rapids, MI 49544

Juan Carlos Braniff                   Director                Vice Chairman,           Universidad 1200, Col. XOCO
Universidad 1200, Col. XOCO                              Grupo Financiero Bancomer        Mexico, D.F.C.P. 03339
Mexico, D.F.C.P. 03339

James L. Dunlop                       Director              Business Consultant            1659 North Boulevard
1659 North Boulevard                                                                       Houston, Texas 77006
Houston, Texas 77006

Robert W. Goldman                     Director              Business Consultant              13 DuPont Circle
13 DuPont Circle                                                                           Sugar Land, TX 77479
Sugar Land, TX 77479

J. Michael Talbert                    Director                   Chairman of                  Transocean Inc.
Chairman of the Board                                             the Board,                 4 Greenway Plaza
Transocean Inc.                                                 Transocean Inc.            Houston, Texas 77046
4 Greenway Plaza
Houston, Texas 77046

John Whitmire                         Director                   Chairman of               CONSOL Energy, Inc.
Consol Energy, Inc.                                              the Board,               1800 Washington Road
1800 Washington Road                                         CONSOL Energy, Inc.          Pittsburgh, PA 15241
Pittsburgh, PA 15241

James F. Gibbons                      Director             Professor at Stanford           Stanford University
Stanford University                                        University School of          Paul G. Allen Center for
Paul G. Allen Center for                                        Engineering                 Integrated Systems
Integrated Systems                                                                      Room 201 (Mail Stop 4075)
Room 201 (Mail Stop 4075)                                                                   Stanford, CA 94305
Stanford, CA 94305

Anthony W. Hall, Jr.                  Director            City Attorney, City of        Attorney, City of Houston
900 Bagby, 4th Floor                                              Houston                  900 Bagby, 4th Floor
Houston, Texas 77002                                                                       Houston, Texas 77002

J. Carleton MacNeil Jr                Director             Securities Consultant            3421 Spanish Trail
3421 Spanish Trail                                                                            Building 227D
Building 227D                                                                             Delray Beach, FL 33483
Delray Beach, FL 33483

Thomas R. McDade                      Director            Senior Partner, McDade,     McDade, Fogler, Maines, L.L.P.
Two Houston Center                                        Fogler, Marnes, L.L.P.            Two Houston Center
909 Fannin, Suite 1200                                                                    909 Fannin, Suite 1200
Houston, Texas 77010                                                                       Houston, Texas 77010

Malcolm Wallop                        Director            Chairman, Frontiers of           Frontiers of Freedom
Western Strategy Group                                      Freedom Foundation                  Foundation
1100 Wilson Blvd.,                                                                          12011 Lee Jackson
Suite 1400                                                                                    Memorial Hwy.
Arlington, VA 22209                                                                         Fairfax, VA 22033

William A. Wise                       Director             Director of El Paso              El Paso Corporation
1001 Louisiana Street                                         Corporation                  1001 Louisiana Street
Houston, Texas 77002                                                                        Houston, Texas 77002

Joe B. Wyatt                          Director             Chancellor Emeritus,           Vanderbilt University
Vanderbilt University                                      Vanderbilt University            211 Kirkland Mall
211 Kirkland Mall                                                                          Nashville, TN 37240
Nashville, TN 37240


(vi) SABINE RIVER INVESTORS I, L.L.C.
     ---------------------------------



                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Robert G. Phillips            Chief Executive Officer         Chief Executive          El Paso Energy Partners, L.P.
1001 Louisiana Street                                        Officer of El Paso            Four Greenway Plaza
Houston, Texas 77002                                        Energy Partners, L.P.          Houston, Texas 77046

James H. Lytal                      President               President of El Paso       El Paso Energy Partners, L.P.
1001 Louisiana Street                                       Energy Partners, L.P.          Four Greenway Plaza
Houston, Texas 77002                                                                       Houston, Texas 77046

D. Dwight Scott               Executive Vice President         Executive Vice              El Paso Corporation
1001 Louisiana Street                                        President and Chief           1001 Louisiana Street
Houston, Texas 77002                                         Financial Officer of          Houston, Texas 77002
                                                             El Paso Corporation

D. Mark Leland                  Senior Vice President        Senior Vice President     El Paso Energy Partners, L.P.
1001 Louisiana Street              and Controller             and Chief Operating          Four Greenway Plaza
Houston, Texas 77002                                          Officer of El Paso           Houston, Texas 77046
                                                             Energy Partners, L.P.

Keith B. Forman               Vice President and Chief        Vice President and       El Paso Energy Partners, L.P.
1001 Louisiana Street             Financial Officer             Chief Financial            Four Greenway Plaza
Houston, Texas 77002                                          Officer of El Paso           Houston, Texas 77046
                                                             Energy Partners, L.P.


(vi) SABINE RIVER INVESTORS II, L.L.C.
     ---------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Robert G. Phillips                    President               Chief Executive          El Paso Energy Partners, L.P.
1001 Louisiana Street                                        Officer of El Paso            Four Greenway Plaza
Houston, Texas 77002                                        Energy Partners, L.P.          Houston, Texas 77046

H. Brent Austin                Executive Vice President      President and Chief       El Paso Energy Partners, L.P.
1001 Louisiana Street                                        Operating Officer of          Four Greenway Plaza
Houston, Texas 77002                                         El Paso Corporation           Houston, Texas 77046

D. Dwight Scott                Executive Vice President        Executive Vice              El Paso Corporation
1001 Louisiana Street                                        President and Chief           1001 Louisiana Street
Houston, Texas 77002                                         Financial Officer of          Houston, Texas 77002
                                                             El Paso Corporation

D. Mark Leland                 Senior Vice President and     Senior Vice President     El Paso Energy Partners, L.P.
1001 Louisiana Street          Chief Financial Officer        and Chief Operating          Four Greenway Plaza
Houston, Texas 77002                                          Officer of El Paso           Houston, Texas 77046
                                                             Energy Partners, L.P.